Exhibit 99.1

DIRTT Comments on Unnecessary Activist Action and Failure to Comply with Applicable Regulations

CALGARY, Alberta, January 4, 2022 (GLOBE NEWSWIRE) — DIRTT Environmental Solutions Ltd. (“DIRTT”, the “Company”, “we” or “us”) (Nasdaq: DRTT, TSX: DRT), an interior construction company that uses proprietary software to design, manufacture and install fully customizable environments, today provided an update regarding the requisition (the “Requisition”) made by an activist investor, 22NW Fund, LP, (“22NW” or the “Activist”), and reiterates that notwithstanding its concerns regarding the Activist’s conduct, the committee of its independent directors (the “Special Committee”) tasked with reviewing and considering the Requisition remains committed to engaging in discussions with the Activist regarding this unnecessary proxy fight.

22NW’s Failure to Comply with Applicable Regulations

On December 23, 2021, the Activist filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”), which contained numerous statements that the Company believes are inaccurate or misleading, including but not limited to the following:

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The Preliminary Proxy Statement asserts that, on November 12, 2021, the board of directors of the Company (the “Board”) “declined to appoint Mr. English” to the Board. On such date, two members of the Board reiterated to Mr. English that the Board would consider his candidacy in February 2022 consistent with its customary review and selection process for director nominees for election at an annual general meeting, and such directors offered to send to Mr. English a form of standstill agreement that they believed would be required by the Company in connection with any appointment of Mr. English to the Board.

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The Preliminary Proxy Statement asserts that, on October 11, 2021, Mr. English participated in a telephone call with the Board Chair to “reiterate his concerns about the Company’s governance”. 22NW’s statement that the telephone call was to reiterate Mr. English’s “concerns about the Company’s governance” is misleading and fails to disclose that Mr. English’s sole concern on the call was his potential appointment to the Board.

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The Preliminary Proxy Statement asserts that, on March 8, 2021, representatives of 22NW participated in a “Cost of Ownership” tool demonstration and had been invited with other DIRTT shareholders to also participate in the demonstration. 22NW’s statement that “other DIRTT shareholders” were invited “to also participate in the demonstration” is false. The statement fails to note that 22NW and the Company agreed to invite exactly one other DIRTT shareholder, which is materially different than the statement that “other DIRTT shareholders” were invited to participate. Furthermore, such shareholder is the subject of a complaint submitted by the Company to the Alberta Securities Commission, which complaint alleges that such shareholder is acting jointly or in concert with 22NW.

The Preliminary Proxy Statement also discloses the trading activity in DIRTT stock by the Activist, Mr. English and certain employees of the Activist during the past two years. These trades raise significant concerns regarding whether 22NW has complied with various disclosure and reporting obligations under Canadian and US securities laws. The Company has raised these issues with the Alberta Securities Commission, including apparent breaches by 22NW of certain provisions under the alternative monthly reporting regime of Canadian securities laws. The Company has shared these concerns with the Activist.

These most recent regulatory concerns are in addition to those previously identified, including that the Company shareholders have not been provided with full and fair disclosure concerning relationships amongst the Activist and certain other shareholders, their coordinated trading activities, their joint plans, and the extent of their influence and control.

The Board is raising concerns about the Activist’s activities and disclosures because they raise fundamental issues with respect to the protection of DIRTT’s minority shareholders and the equal treatment of our shareholders, and in order to ensure that shareholders have accurate and complete information to make informed decisions.

Activist’s Boilerplate Reasons for its Requisition Do Not Establish a Case for Change

The Preliminary Proxy Statement discloses some boilerplate reasons for the Requisition commonly stated in most proxy fights, but does not reflect a clear vision or plan for the Company. The Board continues to oversee management in the execution of the strategic plan for the Company, based on three key pillars: commercial execution, manufacturing excellence and innovation with a focus on improving results, and is committed to engaging with all stakeholders as it moves forward with a plan to address these concerns.

Despite the unnecessary distraction that 22NW’s Requisition has caused, the Board remains focused on the business of the Company as its priority.

Commitment to Engaging with Shareholders in an Appropriate Forum

As previously disclosed, the Company has advised the Activist that it remains committed to negotiations that benefit ALL shareholders, but will only resume such negotiations in good faith and not through press releases. Accordingly, counsel to the Company once again informed counsel to the Activist this morning that the Special Committee is prepared to have discussions with the Activist on a without prejudice basis.

Special Note Regarding Forward-Looking Statements

This news release contains forward-looking information within the meaning of applicable securities legislation, which reflects the Company’s current expectations regarding future events. In some cases, forward-looking information can be identified by such terms as “plans”, “anticipated”, “believe”, and “will”. Forward-looking information is based on a number of assumptions and is subject to a number of risks and uncertainties, many of which are beyond the Company’s control that could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking information. The Company’s estimates, beliefs and assumptions, may prove to be incorrect. The risks and uncertainties that may affect forward-looking information include, but are not limited to, market conditions, the effect of the COVID-19 pandemic on the Company’s operations, business and financial results, and other factors discussed under “Risks Factors” in the Company’s management’s discussion and analysis in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada on February 24, 2021, as supplemented by our Quarterly Report on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, as filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada on May 5, 2021, August 4, 2021 and November 3, 2021, respectively, and Current Report on Form 8-K, filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada on or about December 1, 2021, which are available on SEDAR (www.sedar.com) and on the SEC’s website (www.sec.gov). The Company does not undertake any obligation to update such forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable law. This forward-looking information speaks only as of the date of this news release.

Important Additional Information Regarding Proxy Solicitation

DIRTT intends to file a proxy statement (the “DIRTT Proxy Statement”) with the SEC in connection with the solicitation of proxies for its annual and special meeting of shareholders scheduled for April 26, 2022 (the “Meeting”). DIRTT, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Meeting. Information regarding the names of DIRTT’s directors and executive officers and their respective interests in DIRTT by security holdings or otherwise is set forth in DIRTT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on February 24, 2021, and DIRTT’s proxy statement for the 2021 annual meeting of shareholders, as filed with the SEC on March 26, 2021. To the extent holdings of such participants in DIRTT’s securities are not reported, or have changed since the amounts described, in the 2021 proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of DIRTT’s Board for election at the Meeting will be included in the DIRTT Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive DIRTT Proxy Statement and other relevant documents filed by DIRTT free of charge from the SEC’s website, www.sec.gov. DIRTT’s shareholders will also be able to obtain, without charge, a copy of the definitive DIRTT Proxy Statement and other relevant filed documents by directing a request by mail to DIRTT Environmental Solutions Ltd., 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6 or at ir@dirtt.com or from the investor relations section of DIRTT’s website, www.dirtt.com/investors.

About DIRTT

DIRTT is a building process powered by technology. The Company uses its proprietary ICE® software to design, manufacture and install fully customized interior environments. The technology drives DIRTT’s advanced manufacturing and provides certainty on cost, schedule, and the final result. Complete interior spaces are constructed faster, cleaner, and more sustainably. DIRTT has manufacturing facilities in Phoenix, AZ, Savannah, GA, Rock Hill, SC, and Calgary, AB. The Company works with distribution partners throughout North America. DIRTT trades on Nasdaq under the symbol “DRTT” and on the Toronto Stock Exchange under the symbol “DRT”.

FOR FURTHER INFORMATION PLEASE CONTACT

Media:

Hyunjoo Kim

Director, Communications, Marketing & Digital Strategy

Kingsdale Advisors

Direct: 416-867-2357

Cell: 416-899-6463

Email: hkim@kingsdaleadvisors.com

Investors:

Kim MacEachern

Investor Relations, DIRTT

403-618-4539

kmaceachern@dirtt.com